UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

OCEAN POWER TECHNOLOGIES, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Ocean Power Technologies, Inc., a Delaware corporation (“OPT”), is filing materials contained in this Schedule 14A with the U.S. Securities and Exchange Commission (“SEC”) in connection with OPT’s solicitation of proxies from its stockholders in connection with its 2023 Annual Meeting of Stockholders to be held on January 31, 2024 and at any and all adjournments, postponements, continuations, and reschedulings thereof (the “2023 Annual Meeting”).

Press Release Issued by OPT on January 18, 2024

Attached hereto is a press release issued by OPT on January 18, 2024.

Additional Information and Where to Find It

OPT has filed with the SEC a revised definitive proxy statement on Schedule 14A on December 4, 2023, including a form of WHITE proxy card, and other relevant documents with respect to its solicitation of proxies for the 2023 Annual Meeting. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REVISED DEFINITIVE PROXY STATEMENT (INCLUDING THE SUPPLEMENT THERETO FILED WITH THE SEC ON JANUARY 3, 2024 AND ANY OTHER AMENDMENTS OR SUPPLEMENTS TO OPT’S REVISED DEFINITIVE PROXY STATEMENT) FILED BY OPT AND ANY OTHER RELEVANT DOCUMENTS THAT OPT FILES WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT OPT’S SOLICITATION. Investors and security holders may obtain copies of these documents and other documents filed with the SEC by OPT free of charge through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by OPT are also available free of charge by accessing OPT’s corporate website at www.oceanpowertechnologies.com, by writing to OPT’s Corporate Secretary at Ocean Power Technologies, Inc., 28 Engelhard Drive, Suite B, Monroe Township, NJ 08831, or by contacting OPT at (609) 730-0400.

Certain Participant Information

OPT, its directors, executive officers, and other members of management and employees may be deemed to be participants in the solicitation of proxies with respect to a solicitation by OPT in connection with matters to be considered at the 2023 Annual Meeting. Information about OPT’s executive officers and directors, including information regarding the direct and indirect interests, by security holdings or otherwise, is available in OPT’s revised definitive proxy statement for the 2023 Annual Meeting (including the schedules and appendices thereto), which was filed with the SEC on December 4, 2023. To the extent holdings of OPT securities reported in the revised definitive proxy statement for the 2023 Annual Meeting have changed or subsequently change, such changes have been or will be reflected on Statements of Change in Ownership on Forms 3, 4, or 5 filed with the SEC. These documents are or will be available free of charge at the SEC’s website at www.sec.gov.

Leading Independent Proxy Advisory Firm ISS Recommends Shareholders Vote ONLY on the WHITE Proxy Card “FOR” All of Ocean Power Technologies Board Nominees

     OPT Urges All Holders to Vote ONLY on the WHITE Proxy Card Today “FOR” All the Company’s Board Nominees and Other Proposals

MONROE TOWNSHIP, N.J.—(BUSINESS WIRE)—Jan. 18, 2024—Ocean Power Technologies, Inc. (NYSE American: OPTT) (“OPT” or the “Company”), a leader in innovative and cost-effective low-carbon marine power, data, and service solutions, today announced that leading proxy advisory firm Institutional Shareholder Services Inc. (“ISS”) has recommended shareholders vote ONLY on the WHITE proxy card “FOR” all of the OPT Board of Director’s (the “Board”) highly qualified and experienced director nominees at the upcoming 2023 Annual Meeting of Stockholders (“2023 Annual Meeting”), scheduled to be held on Wednesday, January 31, 2024, via live webcast.

As a reminder, shareholders may receive proxy materials from an activist investor, Paragon Technologies, Inc. (“Paragon”) (OTC Pink: PGNT). A vote for any of Paragon’s purported nominees on the blue proxy card will not be counted at the 2023 Annual Meeting. Shareholders are urged not to sign or return any blue proxy card and to discard Paragon’s materials. If a shareholder previously signed a blue proxy card sent by Paragon, that proxy card can be revoked by voting on a new WHITE proxy card. Only the latest-dated proxy card will count.

Shareholders are urged to protect their investment by voting “FOR” all of OPT’s proposals, including voting “FOR ALL” of the OPT Board’s highly qualified and experienced director nominees, by promptly signing, dating, and returning each of the WHITE proxy cards they have received or by voting by telephone or internet.

***

THE OPT BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” ALL THE COMPANY’S PROPOSALS, INCLUDING A VOTE “FOR ALL” THE OPT BOARD’S NOMINEES ON THE WHITE PROXY CARD

OPT SHAREHOLDERS ARE REMINDED THAT THEIR VOTE IS VERY IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES THEY OWN

PLEASE COMPLETE, DATE, SIGN, AND RETURN EVERY WHITE PROXY CARD YOU RECEIVE.

DO NOT SIGN OR RETURN ANY BLUE PROXY CARD SENT BY PARAGON

***

If shareholders have any questions or require assistance in voting your WHITE proxy card, please contact Morrow Sodali, our proxy solicitation firm, at:

509 Madison Avenue Suite 1206

New York, NY 10022

Shareholders Call Toll Free: (800) 662-5200

Banks, Brokers, Trustees, and Other Nominees Call Collect: (203) 658-9400

Email: OPT@investor.MorrowSodali.com

About Ocean Power Technologies

OPT provides intelligent maritime solutions and services that enable safer, cleaner, and more productive ocean operations for the defense and security, oil and gas, science and research, and offshore wind markets. Our PowerBuoy® platforms provide clean and reliable electric power and real-time data communications for remote maritime and subsea applications. We also provide WAM-V® autonomous surface vessels (ASVs) and marine robotics services. The Company’s headquarters is in Monroe Township, New Jersey and has an additional office in Richmond, California. To learn more, visit www.OceanPowerTechnologies.com.

Forward-Looking Statements

This press release may contain forward-looking statements that are within the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Any such forward-looking statements in this release are identified by certain words or phrases such as “may”, “will”, “aim”, “will likely result”, “believe”, “expect”, “will continue”, “anticipate”, “estimate”, “intend”, “plan”, “contemplate”, “seek to”, “future”, “objective”, “goal”, “project”, “should”, “will pursue” and similar expressions or variations of such expressions. These forward-looking statements reflect OPT’s current expectations about its future performance, plans, and objectives. By their nature, forward-looking statements rely on a number of assumptions and estimates that could be inaccurate and involve risks and uncertainties that could cause actual results to materially differ from those anticipated or expressed in any forward-looking statement. These estimates and assumptions reflect our best judgment based on currently known market conditions and other factors. Although we believe such estimates and assumptions to be reasonable, they are inherently uncertain and involve a number of risks and uncertainties that are beyond our control, including, without limitation risks related to our ability to execute on our strategy, drive growth, and create value for our stockholders; our ability to develop, market, and commercialize our products; our ability to monetize our opportunity pipeline; our ability to achieve and, thereafter, sustain profitability; our ability to win government contracts, including in the defense and security sectors; the possibility that we may not be able to obtain the necessary facility and personnel clearances to qualify for certain government contracts, including in the defense and security sectors; our ability to continue the development of our proprietary technologies; our expected continued use of cash from operating activities unless or until we achieve positive cash flow from the commercialization of our products and services; our ability to obtain additional funding, as and if needed; our history of operating losses, which we expect to continue for at least the short term and possibly longer; our ability to control our expenses; our ability to attract and retain qualified personnel, including executive management; our ability to manage and mitigate risks associated with our internal cyber security protocols and protection of the data we collect and distribute; our ability to protect our intellectual property portfolio; the impact of inflation related to the U.S. dollar on our business, operations, customers, suppliers and manufacturers, and personnel; our ability to meet product development, manufacturing and customer delivery deadlines; our ability to identify and penetrate markets for our products, services, and solutions; and the risks related to the actions of Paragon Technologies, Inc. against OPT and the related litigation brought against OPT in the Delaware Court of Chancery, including the amount of related costs incurred by OPT and the disruption caused to OPT’s business activities by these actions.

Many of these factors are beyond our ability to control or predict. These factors are not intended to represent a complete list of the general or specific factors that may affect us. Additional factors are described in OPT’s Form 10-K, Form 10-Q, and Form 8-K reports (including all amendments to those reports). Any forward-looking statements speak only as of the date on which such statements are made, and OPT undertakes no obligation or intent to update such forward-looking statements to reflect events or circumstances arising after such date. OPT cautions investors not to place undue reliance on any such forward-looking statements. These cautionary statements qualify all forward-looking statements attributable to us or persons acting on our behalf.

Important Additional Information And Where To Find It

OPT has filed with the SEC a revised definitive proxy statement on Schedule 14A on December 4, 2023, including a form of WHITE proxy card, and other relevant documents with respect to its solicitation of proxies for OPT’s 2023 Annual Meeting of Stockholders scheduled to be held on January 31, 2024 (the “2023 Annual Meeting”). INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REVISED DEFINITIVE PROXY STATEMENT (INCLUDING THE SUPPLEMENT THERETO FILED WITH THE SEC ON JANUARY 3, 2024 AND ANY OTHER AMENDMENTS OR SUPPLEMENTS TO OPT’S REVISED DEFINITIVE PROXY STATEMENT) FILED BY OPT AND ANY OTHER RELEVANT DOCUMENTS THAT OPT FILES WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT OPT’S SOLICITATION. Investors and security holders may obtain copies of these documents and other documents filed with the SEC by OPT free of charge through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by OPT are also available free of charge by accessing OPT’s corporate website at www.oceanpowertechnologies.com, by writing to OPT’s Corporate Secretary at Ocean Power Technologies, Inc., 28 Engelhard Drive, Suite B, Monroe Township, NJ 08831, or by contacting OPT at (609) 730-0400.

Certain Participant Information

OPT, its directors, and executive officers may be deemed to be participants in the solicitation of proxies with respect to a solicitation by OPT in connection with matters to be considered at OPT’s 2023 Annual Meeting. Information about OPT’s executive officers and directors, including information regarding the direct and indirect interests, by security holdings or otherwise, is available in OPT’s revised definitive proxy statement for the 2023 Annual Meeting (including the schedules and appendices thereto), which was filed with the SEC on December 4, 2023. To the extent holdings of OPT securities reported in the revised definitive proxy statement for the 2023 Annual Meeting have changed or subsequently change, such changes have been or will be reflected on Statements of Change in Ownership on Forms 3, 4, or 5 filed with the SEC. These documents are or will be available free of charge at the SEC’s website at www.sec.gov.

Investors:

609-730-0400 x401 or

InvestorRelations@oceanpowertech.com

Media:

609-730-0400 x402 or

MediaRelations@oceanpowertech.com

Or

Longacre Square Partners

Joe Germani / Dan Zacchei

jgermani@longacresquare.com / dzacchei@longacresquare.com